Manor Investment Funds

4th Quarter Report
December 31, 2025
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900   800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

December 31, 2025

Dear Fellow Shareholders:

In January of 1995 we established Morris Capital Advisors to provide expert money management and distinctive service to select investors. Our goal was to present an investment approach that was based on a strong analytical process in a way that was understandable to investors of all backgrounds. In September of 1995 we established the Manor Funds as a vehicle to bring that investment process to a wide range of clients who were building their investment future. I am humbled that so many have entrusted us with their investment assets over these past 30 years.

Investment Commentaries, An Anthology 1995 to 2025

Over the span of 30 plus years we have written more than 120 investment commentaries to our shareholders and clients. In those commentaries we tried to find a theme, based on current events or widely recognized characters, which helped to explain serious market action. In this, our final commentary, I thought that it might be fun to see how some of those commentaries combined to express our investment philosophy.

One of the pillars of our investment philosophy is an understanding of financial market history. It is with this knowledge that we are able to see how the short-term volatility of the markets fits relative to the accumulated fluctuations that comprise financial market history. In "Mama Said There Would Be Times Like This" (2001 q3) we talked about market volatility and the magnitude of that bear market compared to historical norms. Not surprisingly, "Mama" counseled us to view that drawdown as consistent with previous bear markets. In "Return of the Daffodils" (2002 q2) we described the early sprouts of the daffodils pushing through the ice and snow by our front office door as a reminder that even in those harsh days the spring rebound was beginning, reminding readers that the markets would rebound despite the negative news of those days.

A second pillar of our investment philosophy is the importance of discipline, especially in times of stress. In "Lash Me To The Mast" (2009 q3) we drew an analogy to Ulysses and his encounter with the Sirens in Homer's epic poem *The Odyssey*. The markets were recovering from the grips of the Great Financial Crisis and a short term decline tempted investors to cash out to avoid further losses. We reminded them that, like Ulysses on his journey home, we should resist the siren song of short-term decision making. Another aspect of discipline in our investment philosophy is the consistent application of an investment process based on valuation fundamentals rather than chasing investment fads or hot stocks. We discussed this in "Range Ball" (2004 q3), one of the all-time favorites. I relayed the story of a family vacation when we all went out to golf on the first day. I bought everyone a new sleeve of golf balls which worked out fine for everyone, except me. I lost a ball on my first three tee shots, driving a couple deep into the woods. In disgust I grabbed an old range ball from my bag and managed to tee off for the rest of that week without losing it. The point: over time, stocks perceived as "stodgy", but with solid valuations, will outperform the expensive shiny newcomers.

The impact of Fed intervention in the markets was another frequent subject in these commentaries. In "The More Things Change . . . " (2019 q1) we discussed the tendency of Fed policy to trigger unintended consequences. We compared policy moves of Fed Chairman Ben Bernanke in 2013 with that of Jerome Powell in 2018. After flooding the markets with liquidity after the Great Financial Crisis Bernanke signaled the intent to "taper" the liquidity injections. When Jerome Powell became Fed chairman the Fed's balance sheet had ballooned to unsustainable levels and Powell announced his intention to raise rates and trim the balance sheet. In both cases the stock market initially reacted positively until the impact of those policy changes raised investor concerns, pushing stocks down and forcing both to reverse course. The more things change . . .

The Manor Fund

The Manor Fund rose 1.08%, net of all fees and expenses, during the quarter ending December 31, 2025, underperforming the S&P 500 index return of 2.66%, and the return of comparable mutual funds of 2.70%. The S&P 500 index is based on 500 selected stocks compiled by the rating organization Standard & Poor's. The return of comparable mutual funds is based on the Lipper Large-Cap Core mutual fund index, an index based on mutual funds investing in large-capitalization stocks with a blend of growth and value. The Fund outperformed both the S&P 500 index and comparable mutual funds during the year ending December31, 2025 with a return of 20.67% for the Fund compared to the S&P 500 index return of 17.88% and 17.87% for the Lipper index. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 3-year period with a return of 18.11% for the Fund compared to 23.11% for the S&P 500 index, and 22.09% for the Lipper index. The Fund underperformed the S&P 500 index and comparable mutual funds during the 5-year and 10-year periods with returns of 13.77% and 10.77% for the Fund compared to 14.47% and 14.85% for the S&P 500 and 13.75% and 14.02% for the Lipper index. Indices are unmanaged and it is not possible to invest directly in an index.

During the 4th Quarter of 2025 the Fund was helped by strong performance from Applied Materials, Inc., Alphabet, Inc., Cummins Inc., Vertiv Holdings Co., and Apollo Global Management, LLC. Alphabet, Cummins, and Vertiv were all among the top performers last quarter, as well. The shares of Applied Materials rose steadily throughout the quarter. The company reported revenue and earnings that exceeded estimates and confirmed revenue and earnings guidance for the coming quarter. The shares of Alphabet, parent company to Google, rose steadily throughout the quarter, extending a rally that started early in the year. The company reported revenue and earnings that exceeded expectations, and continued growth in both Google Cloud revenue, and in total revenue. The shares of Cummins followed a similar pattern as Google, rising steadily from lows earlier in the year. Cummins reported revenue and earnings that beat expectations but did not provide forward guidance for revenue or earnings. The shares of Vertiv rose early in the quarter and consolidated those gains during the remainder of the quarter. Vertiv reported revenue and earnings that exceeded expectations, strong revenue growth year-over-year, and raised revenue guidance for the coming quarter. Vertiv also announced an increase in its annual dividend. The shares of Apollo Global Management rose through much of the quarter. The company reported strong earnings growth year-over-year. The results were driven by strong fee-related revenue, third-party management fee growth, and robust capital solution fees.

Notable laggards during the 4th Quarter of 2025 include Netflix, Inc., Applovin Corporation, D.R. Horton Inc., Royal Caribbean Cruises LLC, and Microsoft Corporation. The shares of Netflix fell steadily throughout the quarter. The company reported earnings that missed expectations despite strong year-over-year revenue growth, and raised revenue and earnings growth for the coming quarter. Weakness in the shares also reflects investor concerns that its bid to acquire Warner Brothers could negatively impact future results. The shares of Applovin, one of the top performers in the portfolio last quarter, traded in a choppy range. Applovin reported revenue and earnings that exceed expectations, strong revenue growth year-over-year, and raised revenue guidance for the coming quarter. The shares of D.R. Horton fell steadily early in the quarter. The company reported revenue that exceeded expectations but missed earnings expectations and reaffirmed revenue guidance for the fiscal year. The shares of Royal Caribbean fell when the company reported operating results. The company reported revenue in line with expectations, earnings that beat expectations, but lowered earnings guidance for the coming quarter. The shares of Microsoft

(Continued on page 10)

Performance quoted represents past performance, is no guarantee of future results. Current performance may be lower or higher than stated. Investment return and principal value will vary with market conditions so an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - December 31, 2025
(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –98.23%		
Consumer Discretionary – 11.43%		
Booking Holdings	79	423,071
D. R. Horton, Inc.	2,041	293,965
Lowes Companies	1,083	261,176
Royal Caribbean	1,129	314,901
		1,293,113
Consumer Staples – 3.16%		
Kroger Company	2,873	179,505
PepsiCo, Inc.	1,241	178,108
		357,613
Energy – 5.52%		
Devon Energy	6,488	237,656
Valero Energy	2,375	386,626
		624,282
Financial – 13.51%		
Apollo Global	2,809	406,631
Charles Schwab Cp	3,445	344,190
JPMorgan Chase	1,544	497,507
PNC Financial	1,341	279,907
		1,528,235
Health Care – 9.23%		
AbbVie, Inc.	1,668	381,121
Cencora, Inc.	1,201	405,638
Elevance Health	732	256,603
		1,043,362
Industrial – 7.11%		
Cummins, Inc.	1,020	520,659
Northrop Grumman	498	283,965
		804,624

Description	Shares	Market Value
Information Technology – 33.35%		
Applied Materials	3,284	843,955
AppLovin Corp.*	1,190	801,846
Microsoft Corp.	1,218	589,049
NetApp, Inc.	1,793	192,012
Nvidia Corp.	2,209	411,978
Palo Alto Netwrks*	1,754	323,087
Vertiv Holdings	3,764	609,806
		3,771,733
Materials – 1.79%		
Avery Dennison	1,113	202,433
		202,433
Communication Services – 10.77%		
Alphabet Inc. Cl A	1,492	466,996
Netflix, Inc.*	4,357	408,512
Take Two Int Soft *	1,337	342,312
		1,217,820
Real Estate Investment Trust – 2.36%		
Equinix, Inc.	348	266,624
		266,624
TOTAL COMMON STOCKS (Cost $ 4,479,873)		11,109,839
SHORT-TERM INVESTMENTS – 1.77%		
1st Amer. Gov. Fund	195,220	195,220
TOTAL SHORT-TERM INVESTMENTS (Cost $ 195,220)		195,220
TOTAL INVESTMENTS – 100.00% (Cost $ 4,675,093)		11,305,059
Other Assets less Liabilities – Less than 0.10%		3,920
NET ASSETS 100.00%		$11,308,979

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - December 31, 2025

(Unaudited)

Fund Performance


Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index
40%
30%
20%
10%
0%
-10%
-20%
-30%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending December 31, 2025

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
4th Quarter	**1.08 %**	2.66 %	2.70 %
1-Year	**20.67 %**	17.88 %	17.87 %
3-Year Annualized	**18.11 %**	23.11 %	22.09 %
5-Year Annualized	**13.77 %**	14.47 %	13.75 %
10-Year Annualized	**10.77 %**	14.85 %	14.02 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 1.25% of total net assets for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applied Materials	7.46 %
AppLovin Corp.	7.09 %
Vertiv Holdings	5.39 %
Microsoft Corp.	5.21 %
Cummins, Inc.	4.60 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	33.35 %
Financials	13.51 %
Consumer Disc.	11.43 %
Communication	10.77 %
Health Care	9.23 %

MANOR INVESTMENT FUNDS - GROWTH FUND
Schedule of Investments - December 31, 2025
(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 97.23%		
Consumer Discretionary – 8.29%		
Amazon.com Inc.*	4,471	1,031,996
Royal Caribbean	1,914	533,853
		1,565,849
Consumer Staples – 1.33%		
Dollar Tree, Inc.*	2,048	251,924
		251,924
Financial – 9.29%		
Apollo Global	4,922	712,509
Charles Schwab Cp	5,742	573,683
Mastercard, Inc.	821	468,692
		1,754,884
Health Care – 13.28%		
AbbVie, Inc.	2,142	489,425
Eli Lilly & Co.	1,130	1,214,389
Thermo Fisher	808	468,196
UnitedHealth	1,017	335,722
		2,507,732
Industrial – 5.60%		
United Rentals, Inc.	1,307	1,057,781
		1,057,781
Information Technology – 41.09%		
Apple, Inc.	8,063	2,192,007
AppLovin Corp.*	1,973	1,329,447
Microsoft Corp.	2,032	982,716
Nvidia Corp.	3,701	690,236
Palo Alto Netwrks *	3,025	557,205
Qualcomm, Inc.	2,792	477,572
Salesforce.Com	1,755	464,917
Vertiv Holdings	6,570	1,064,406
		7,758,506
Material – 1.88%		
Sherwin Williams	1,097	355,461
		355,461
Communication Services – 16.47%		
Alphabet Inc. Cl A	2,931	917,403
Alphabet Inc. Cl C	2,927	918,493
Netflix, Inc.*	7,570	709,763
Take Two Int Sftwr*	2,203	564,034
		3,109,693
TOTAL COMMON STOCKS (Cost $6,215,674)		18,361,830
SHORT-TERM INVESTMENTS – 2.77%		
1st Amer. Gov. Fund	518,266	518,266
TOTAL SHORT-TERM INVESTMENTS (Cost $ 518,266)		518,266
TOTAL INVESTMENTS – 100.00% (Cost$ 6,733,940)		18,880,096
Other Assets less Liabilities – Less than 0.10%		2,991
NET ASSETS – 100.00%		18,883,087

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND
Fund and Performance Information - December 31, 2025
(Unaudited)

Fund Performance


Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index
45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Growth Fund
S&P 500 Index
LC Growth funds

Quarter and Annualized Total Return for Periods Ending December 31, 2025

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
4th Quarter	**2.87 %**	2.66 %	0.18 %
1-Year	**15.45 %**	17.88 %	16.26 %
3-Year Annualized	**20.81 %**	23.11 %	29.94 %
5-Year Annualized	**13.26 %**	14.47 %	12.66 %
10-Year Annualized	**14.20 %**	14.85 %	16.06 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 0.99% of net assets of the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	11.61 %
AppLovin Corp.	7.04 %
Eli Lilly & Co.	6.43 %
Vertiv Holdings	5.64 %
United Rentals, Inc.	5.60 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	41.09 %
Communication	16.47 %
Health Care	13.28 %
Financials	9.29 %
Consumer Disc.	8.29 %

MANOR INVESTMENT FUNDS - BOND FUND
Schedule of Investments - December 31, 2025
(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 82.90%		
U.S. Treasury 0.500 % Due 02-28-26	400,000	397,906
U.S. Treasury 1.500 % Due 08-15-26	150,000	148,084
U.S. Treasury 1.750 % Due 11-15-29	325,000	303,571
U.S. Treasury 0.625 % Due 05-15-30	345,000	302,845
U.S. Treasury 4.125 % Due 11-15-32	650,000	657,922
U.S. Treasury 4.250 % Due 11-15-34	750,000	758,877
TOTAL U.S. GOVERNMENT BONDS		2,569,205
(Cost $ 2,562,884)		
SHORT-TERM INVESTMENTS – 16.80%		
Goldman Sachs GS Fin SQ Treasury	519,697	519,697
TOTAL SHORT-TERM INVESTMENTS		
(Cost $ 519,697)		519,697
TOTAL INVESTMENTS – 99.70%		
(Cost $ 3,082,581)		3,088,902
Other Assets less Liabilities – Net 0.30%		10,337
NET ASSETS - 100.00%		$ 3,099,239

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND
Fund and Performance Information - December 31, 2025
(Unaudited)

Fund Performance


Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending December 31, 2025

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
4th Quarter	**0.82 %**	1.05 %	1.16 %
1-Year	**6.08 %**	7.11 %	6.51 %
3-Year Annualized	**3.71 %**	4.44 %	4.41 %
5-Year Annualized	**-0.08 %**	-0.24 %	0.62 %
10-Year Annualized	**0.88 %**	1.53 %	1.75 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 0.95% of total net assets of the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 4.250% Due 11-15-34	24.62 %
US Treasury 4.125% Due 11-15-32	21.34 %
US Treasury 0.500% Due 02-28-26	12.86 %
US Treasury 1.750% Due 11-15-29	9.82 %
US Treasury 0.625% Due 05-15-30	9.78 %

(Continued from page 3)
traded lower after the company reported operating results. Microsoft announced revenue and earnings that exceeded expectations, double-digit revenue growth, and strong growth in Azure cloud computing division but, the stock reacted poorly despite this positive quarterly report.

The Growth Fund

The Manor Growth Fund rose 2.87%, net of all fees and expenses, during the quarter ended December 31, 2025, outperforming the S&P 500 index return of 2.66% and comparable mutual fund returns of 0.18%. The S&P 500 index is based on 500 selected stocks compiled by the rating organization Standard & Poor's. The return of comparable mutual funds is based on the Lipper Large-Cap Growth mutual fund index, an index based on mutual funds investing in large-capitalization growth stocks. The Fund underperformed the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index during the year ended December 31, 2025 with a return of 15.45% for the Fund, compared to 17.88% for the S&P 500 index, and 16.26% for the Lipper index. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 3-year period with a return of 20.81% for the Fund, compared to 23.11% for the S&P index, and 29.94% for the Lipper index. The Fund underperformed the S&P 500 index but outperformed the Lipper index during the trailing 5-year period with returns of 13.26% for the Fund compared to 14.47% for the S&P 500 and 12.66% for the Lipper index. The Fund underperformed the S&P 500 index and the Lipper mutual fund index for the trailing 10-year period with returns of 14.20% for the Fund compared to 14.85% for the S&P 500 and 16.06% for the Lipper index. It is not possible to invest directly in an index.

During the 4th Quarter of 2025, the Fund was helped by strong performance from Eli Lilly & Co., Alphabet, Inc., Apple, Inc., Thermo Fisher Scientific, and Vertiv Holdings Co. The shares of Eli Lilly rose sharply after the company reported operating results. Lilly reported revenue and earnings that exceeded expectations, strong year-over-year revenue growth, and raised revenue and earnings guidance for the fiscal year. Results were driven by triple-digit revenue growth for Mounjaro, a treatment for type 2 diabetes, and Zepbound, an obesity treatment. Lilly also announced positive results in four Phase 3 trials for new type 2 diabetes and obesity treatments. The shares of Alphabet, parent company to Google, rose steadily throughout the quarter, extending a rally that started early in the year. The company reported revenue and earnings that exceeded expectations, and continued growth in both Google Cloud revenue and in total revenue. The shares of Apple rose steadily throughout the quarter, extending an uptrend from the lows early in the year. Apple reported revenue in line with expectations, earnings that beat expectations, and raised revenue guidance for the coming quarter. Management indicated that they expect double-digit revenue growth and double-digit iPhone revenue growth in the coming quarter. The shares of Thermo Fisher Scientific jumped at the beginning of the quarter and continued to move higher. The company reported revenue and earnings that exceeded expectations but did not discuss revenue and earnings guidance. The shares of Vertiv rose early in the quarter and consolidated those gains during the remainder of the quarter. Vertiv reported revenue and earnings that exceeded expectations, strong revenue growth year-over-year, and raised revenue guidance for the coming quarter. Vertiv also announced an increase in its annual dividend.

Notable laggards during the 4th Quarter of 2025 include Netflix, Inc., United Rentals, Inc., Applovin Corporation, Royal Caribbean Cruises LLC, and Microsoft Corporation. The shares of Netflix fell steadily throughout the quarter. The company reported earnings that missed expectations despite strong year-over-year revenue growth and raised revenue and earnings growth for the coming quarter. Weakness in the shares also reflects investor concerns that its bid to acquire Warner Brothers could negatively impact future results. The shares of United Rentals fell after the company announced operating results. The company reported revenue that beat expectations but earnings that missed expectations. The company raised revenue guidance for the fiscal year but that did not offset the weak results for the current quarter. The shares of Applovin, one of the top performers in the portfolio last quarter, traded in a choppy range. Applovin reported revenue and earnings that exceed expectations, strong revenue growth year-over-year, and raised revenue guidance for the coming quarter. The shares of Royal Caribbean fell when the company reported operating results. The company reported revenue in line with expectations, earnings that beat expectations, but lowered earnings guidance for the coming quarter. The shares of Microsoft traded lower after the company reported operating results. Microsoft announced revenue and earnings that exceeded expectations, double-digit revenue growth, and strong growth in Azure cloud computing division, but the stock reacted poorly despite this positive quarterly report.

During the quarter we sold our position in EOG resources to offset substantial gains realized earlier in the year.

The Bond Fund

The Manor Bond Fund rose 0.82%, net of all fees and expenses, during the quarter ending December 31, 2025, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 1.16%, and comparable mutual funds return of 1.05%. The Bloomberg Barclay index is an index of US Treasury securities with maturities less than 10 years. The Lipper Intermediate US Government Index is an index of mutual funds that invest in government and agency securities with maturities less than 10 years. The Fund generated a return of 6.08% during the year ended December 31, 2025, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 6.51%, and comparable mutual funds as measured by the Lipper Intermediate US Government index return of 7.11%. The Fund generated an annualized return of 3.71% during the 3-year period ending December 31, 2025 underperforming the Bloomberg Barclay Intermediate Treasury index a return of 4.41% and the Lipper index return of 4.44%. The Fund generated an annualized total return of –0.08% for the trailing 5-year period underperforming the Lipper index return of –0.24% but underperforming the Bloomberg Barclay index return of 0.62%. The Fund generated a return of 0.88% during the 10-year period ending December 31, underperforming the Bloomberg Barclay Intermediate Treasury index returns of 1.75% and the return of 1.53% for the Lipper index 1.75%. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise. It is not possible to invest directly in an index.

The Philosophy in Practice

A third pillar of our investment process is an understanding of human behavior and the persistent battle between analytical reasoning and emotional response. In "It's Either Sadness or Euphoria" (2020 q2) at the height of Covid, we drew parallels between the Billy Joel song "Summer Highland Falls" and the "reason v. emotion" tension among investors. Stocks crashed and rebounded in record time, while Billy Joel sang about swinging between sadness and euphoria in his personal life. In support of reason we penned "Keep Calm and Carry On" (2025 q3). The quote, often attributed to Churchill, encouraged Londoners in the middle of World War 2 to believe that they could prevail if they did not allow emotion to break their spirit. We wrote two commentaries about overcoming emotional response with "Cognitive Dissonance, the Markets & Me" (2016 q2) discussing the mental stress experienced by individuals confronted by new information that conflicts with existing beliefs; and "The Cognitive Bias Battle" (2025 q2) covering the potential for objective evaluations to be overwhelmed by confirmation bias and herd following.

We have just scratched the surface of the topics covered over the past 30 years, but they underscore the primary pillars of our investment philosophy: know market history, maintain discipline, and understand human behavior. The pillars support us as we put that philosophy into practice. The first step is to develop an investment plan with an asset allocation based on the investment objective, time horizon, and risk tolerance, consistent with historical market risk and return. The investment allocation defines the weighting among the broad investment categories: stocks, bonds, cash, and other investments, and is often the most important determinate of investment risk and return over the long term. The next step is to develop a clearly defined investment strategy based on sound investment fundamentals, implemented in a portfolio diversified by economic and industry sectors. As we build our investment portfolios, we look for companies with strong earnings, the capability to grow, and a sound financial structure to support that growth. We seek to invest in companies that are priced attractively relative to those valuation fundamentals, with management that has a strategic vision that can create and enhance value. It is a time-tested approach that has been successful over numerous market cycles.

We continue to believe that the current market and economic environment provide an excellent opportunity for beginning or experienced investors and wish you the best as we move from Portfolio Manager to individual investor, trying to be better off the tee with our favored range ball.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks. The bond market is generally volatile and fixed income investments carry interest rate risk. As interest rates rise, bond market prices usually fall and as interest rates fall, bond prices usually rise. Fixed income securities also carry inflation risk and default risks, which is the possibility that the issues may default completely.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Arbor Court Capital
8000 Town Centre Dr.
Suite 400
Broadview Heights, OH 44147

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.